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                                                                   Exhibit 10.16

                            STOCK PURCHASE AGREEMENT

                  THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of February 15, 2002, by and among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), Jack Pearlstein ("PEARLSTEIN") and Ken S. Bajaj ("BAJAJ", and together with Pearlstein, the "EXECUTIVES"). Except as otherwise indicated herein, capitalized terms used herein shall have the meanings set forth in the Senior Management Agreements, dated as of September 7, 2001, by and among the Company, DigitalNet, Inc. (the "EMPLOYER") and each of the Executives (the "SMAS").

                  WHEREAS, pursuant to the SMAs, the Company loaned an amount to each of the Executives under a Revolving Promissory Note (such notes, the "EXECUTIVE NOTES") so as to enable the Executives to purchase Reserved Stock from the Company;

                  WHEREAS, pursuant to SECTION 2 of the SMAs, the Company may repurchase from the Executives the number of shares of Reserved Stock to be issued in connection with an Employee Issuance; and

                  WHEREAS, the Company has provided written notice to the Executives of an Employee Issuance of 300,000 shares of Common Stock in connection with the employment of Steve Solomon as Vice President of the Employer;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. PURCHASE AND SALE OF SHARES. Each of the Executives hereby agrees to deliver and sell to the Company, and the Company hereby agrees to purchase from each Executive, such number of shares of Reserved Stock as is listed next to such Executive's name on EXHIBIT A hereto (the "Shares"). The purchase price for the Shares shall be the Original Cost thereof, plus the pro rata portion of all interest, fees and expenses paid or payable pursuant to the Executive Notes with respect to the Shares, as indicated on EXHIBIT A hereto.

                  2. CLOSING AND DELIVERY.

                  a. The closing of the purchase and sale of Shares hereunder (the "Closing") shall take place on February 15, 2002, or on such other date as may be mutually agreeable to the parties hereto.

                  b. At the Closing, each of the Executives shall deliver to the Company the certificates evidencing the shares of Reserved Stock held by such Executives.

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                  c.       At the Closing, the Company shall deliver to each of
                           the Executives:

                           i. the aggregate par value of the Shares being purchased from such Executive, by check or wire transfer, as set forth on EXHIBIT A hereto;

                           ii. a copy of SCHEDULE I of such Executive's Executive Note, evidencing the reduction in the principal amount outstanding under the Executive Note by the aggregate repurchase price for the Shares (less the aggregate par value of the Shares), as set forth on EXHIBIT A hereto; and

                           iii. certificates evidencing the remaining shares of Reserved Stock held by the Executive upon consummation of the transactions contemplated herein, bearing only such legends as were previously printed on certificates evidencing shares of Reserved Stock.

                  3. REPRESENTATIONS AND WARRANTIES OF EXECUTIVES. Each of the Executives, individually and not jointly, represents and warrants to the Company, as to the Shares being sold pursuant hereto by such Executive, as follows:

                  a. The Executive has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Executive, enforceable in accordance with its terms and conditions, except to the extent that any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or general equitable principles may affect the enforceability thereof.

                  b. Except as set forth in the SMAs, the Executive is the sole record and beneficial owner of the Shares, free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies and other arrangements or restrictions whatsoever (collectively,
                           "Encumbrances"). At the Closing, the Executive shall transfer to the Company good and marketable title to the Shares, free and clear of all Encumbrances, except as set forth in the SMAs.

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                  c.       The Executive need not give any notice to, make any
                           filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Executive does not conflict with, violate or result in the breach of, or create any lien or encumbrance on the Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which the Executive is a party or is subject or by which the Shares are bound, other than as may be required by state securities laws.

                  4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Executives as follows:

                  a. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except to the extent that any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or general equitable principles may affect the enforceability thereof.

                  b. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  c. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company does not conflict with, violate or result in the breach of, any agreement, instrument, order, judgment, decree, law or governmental regulation to which the Company is a party or is subject, other than as may be required by state securities laws.

                  5. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the exhibit hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and agreements contained herein shall terminate on, and be of no force and effect after, the Closing.

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                  7. SUCCESSORS AND ASSIGNS. Except as otherwise expressly
provided herein, all covenants and agreements contained in this agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  8. ENTIRE AGREEMENT; AMENDMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Executives.

                  9. EXPENSES. The Company shall bear all of the costs and expenses with respect to this Agreement and the transactions contemplated hereby.

                  10. COUNTERPARTS. This Agreement may be executed in separate counterparts (including, without limitation, by means of telecopied signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  11. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  12. HEADINGS. The titles and subtitles used in this Agreement are used for convenience only and should not be considered in construing or interpreting this Agreement.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the date first above mentioned.



                                       /s/ JACK PEARLSTEIN
                                       -----------------------------------------
                                       JACK PEARLSTEIN



                                       /s/ KEN S. BAJAJ
                                       -----------------------------------------
                                       KEN S. BAJAJ



                                       DIGITALNET HOLDINGS, INC.



                                       By: /s/ KEN S. BAJAJ
                                          --------------------------------------
                                          Name:  Ken S. Bajaj
                                          Title: Chairman, President and
                                                 Chief Executive Officer


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